Oppenheimer Main Street California Municipal Fund
                            Exhibit 24(b)(16) to Form N-1A
                        Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares
  06/14/90               0.0600000        0.0000000                 11.570
  07/12/90               0.0620000        0.0000000                 11.580
  08/09/90               0.0620000        0.0000000                 11.570
  09/06/90               0.0620000        0.0000000                 11.380
  10/04/90               0.0620000        0.0000000                 11.350
  11/01/90               0.0620000        0.0000000                 11.460
  11/29/90               0.0620000        0.0000000                 11.580
  12/31/90               0.0709000        0.0000000                 11.580
  01/24/91               0.0639000        0.0000000                 11.610
  02/21/91               0.0650000        0.0000000                 11.680
  03/21/91               0.0637000        0.0000000                 11.580
  04/18/91               0.0635000        0.0000000                 11.680
  05/16/91               0.0661000        0.0000000                 11.670
  06/13/91               0.0639000        0.0000000                 11.560
  07/11/91               0.0646000        0.0000000                 11.650
  08/08/91               0.0624000        0.0000000                 11.750
  09/05/91               0.0629000        0.0000000                 11.770
  10/03/91               0.0629000        0.0000000                 11.840
  10/31/91               0.0613000        0.0000000                 11.830
  11/27/91               0.0646000        0.0000000                 11.820
  12/31/91               0.0751000        0.0053000                 12.000
  01/23/92               0.0530000        0.0000000                 12.010
  02/20/92               0.0608000        0.0000000                 11.880
  03/19/92               0.0589000        0.0000000                 11.840
  04/16/92               0.0686000        0.0000000                 11.940
  05/14/92               0.0564000        0.0000000                 11.940
  06/11/92               0.0624000        0.0000000                 11.960
  07/09/92               0.0621000        0.0000000                 12.180
  08/06/92               0.0584000        0.0000000                 12.310
  09/03/92               0.0606000        0.0000000                 12.190
  10/01/92               0.0643000        0.0000000                 12.160
  10/29/92               0.0647000        0.0000000                 11.920
  11/25/92               0.0622000        0.0000000                 12.090
  12/31/92               0.0777000        0.0181000                 12.140
  01/28/93               0.0621000        0.0000000                 12.200
  02/25/93               0.0624000        0.0000000                 12.560
  03/25/93               0.0623000        0.0000000                 12.480
  04/22/93               0.0610000        0.0000000                 12.530
  05/20/93               0.0612000        0.0000000                 12.500
  06/17/93               0.0604000        0.0000000                 12.560
  07/09/93               0.0655000        0.0000000                 12.670
  08/10/93               0.0655000        0.0000000                 12.700
  09/10/93               0.0655000        0.0000000                 12.960
  10/08/93               0.0655000        0.0000000                 12.950
  11/10/93               0.0631000        0.0000000                 12.720
  12/10/93               0.0611000        0.0281000                 12.820
  01/10/94               0.0611000        0.0000000                 12.860
  02/10/94               0.0611000        0.0000000                 12.830
  03/10/94               0.0611000        0.0000000                 12.230

Oppenheimer Main Street California Municipal Fund
Page 2


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (continued)
  04/08/94               0.0611000        0.0000000                 11.850
  05/10/94               0.0611000        0.0000000                 11.790
  06/10/94               0.0611000        0.0000000                 12.120
  07/08/94               0.0611000        0.0000000                 11.790
  08/10/94               0.0611000        0.0000000                 11.880
  09/09/94               0.0611000        0.0000000                 11.830
  10/10/94               0.0611000        0.0000000                 11.530
  11/10/94               0.0611000        0.0000000                 11.000
  12/09/94               0.0611000        0.0000000                 11.010
  01/10/95               0.0611000        0.0000000                 11.240
  02/10/95               0.0611000        0.0000000                 11.730
  03/10/95               0.0611000        0.0000000                 11.890
  04/10/95               0.0611000        0.0000000                 12.060
  05/10/95               0.0611000        0.0000000                 12.140
  06/09/95               0.0611000        0.0000000                 12.290
  07/10/95               0.0611000        0.0000000                 12.250
  08/10/95               0.0611000        0.0000000                 12.040
  09/08/95               0.0611000        0.0000000                 12.230
  10/10/95               0.0611000        0.0000000                 12.280
  11/10/95               0.0611000        0.0000000                 12.370
  12/08/95               0.0611000        0.0111000                 12.580
  01/10/96               0.0611000        0.0000000                 12.500
  02/09/96               0.0611000        0.0000000                 12.660
  03/08/96               0.0611000        0.0000000                 12.290
  04/10/96               0.0611000        0.0000000                 12.110
  05/10/96               0.0611000        0.0000000                 12.110
  06/10/96               0.0611000        0.0000000                 11.970
  07/10/96               0.0611000        0.0000000                 12.070
  08/09/96               0.0611000        0.0000000                 12.430
  09/10/96               0.0611000        0.0000000                 12.140
  10/10/96               0.0611000        0.0000000                 12.280
  11/08/96               0.0611000        0.0000000                 12.390
  12/10/96               0.0611000        0.0015100                 12.480
  01/10/97               0.0611000        0.0000000                 12.340
  02/10/97               0.0611000        0.0000000                 12.480
  03/10/97               0.0611000        0.0000000                 12.420
  04/10/97               0.0611000        0.0000000                 12.240
  05/09/97               0.0611000        0.0000000                 12.330
  06/10/97               0.0611000        0.0000000                 12.480
  07/10/97               0.0611000        0.0000000                 12.670
  08/08/97               0.0611000        0.0000000                 12.660



Class B Shares
  12/10/93               0.0573000        0.0281000                 12.810
  01/10/94               0.0488486        0.0000000                 12.850
  02/10/94               0.0479377        0.0000000                 12.810
  03/10/94               0.0495422        0.0000000                 12.220
  04/08/94               0.0479887        0.0000000                 11.830
  05/10/94               0.0504556        0.0000000                 11.770

Oppenheimer Main Street California Municipal Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class B Shares (Continued)
  06/10/94               0.0496091        0.0000000                 12.100
  07/08/94               0.0509988        0.0000000                 11.770
  08/10/94               0.0506377        0.0000000                 11.860
  09/09/94               0.0498498        0.0000000                 11.810
  10/10/94               0.0512778        0.0000000                 11.520
  11/10/94               0.0512019        0.0000000                 10.990
  12/09/94               0.0516338        0.0000000                 11.000
  01/10/95               0.0519430        0.0000000                 11.230
  02/10/95               0.0503350        0.0000000                 11.720
  03/10/95               0.0515960        0.0000000                 11.880
  04/10/95               0.0511343        0.0000000                 12.050
  05/10/95               0.0505078        0.0000000                 12.130
  06/09/95               0.0502839        0.0000000                 12.270
  07/10/95               0.0511255        0.0000000                 12.230
  08/10/95               0.0504613        0.0000000                 12.030
  09/08/95               0.0505781        0.0000000                 12.220
  10/10/95               0.0509490        0.0000000                 12.270
  11/10/95               0.0498063        0.0000000                 12.360
  12/08/95               0.0513745        0.0111000                 12.560
  01/10/96               0.0503478        0.0000000                 12.490
  02/09/96               0.0493203        0.0000000                 12.650
  03/08/96               0.0511751        0.0000000                 12.280
  04/10/96               0.0510163        0.0000000                 12.090
  05/10/96               0.0503280        0.0000000                 12.100
  06/10/96               0.0514233        0.0000000                 11.960
  07/10/96               0.0496023        0.0000000                 12.050
  08/09/96               0.0498519        0.0000000                 12.420
  09/10/96               0.0509705        0.0000000                 12.130
  10/10/96               0.0506728        0.0000000                 12.260
  11/08/96               0.0505945        0.0000000                 12.380
  12/10/96               0.0508261        0.0015100                 12.460
  01/10/97               0.0496767        0.0000000                 12.330
  02/10/97               0.0511821        0.0000000                 12.460
  03/10/97               0.0512245        0.0000000                 12.410
  04/10/97               0.0505115        0.0000000                 12.220
  05/09/97               0.0504186        0.0000000                 12.320
  06/10/97               0.0506899        0.0000000                 12.470
  07/10/97               0.0506683        0.0000000                 12.660
  08/08/97               0.0500580        0.0000000                 12.650

Oppenheimer Main Street California Municipal Fund
Page 4


1. AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 08/31/97:

   The formula for calculating average annual total return is as follows:

           1                             ERV n
   --------------- = n                  (---) - 1 = average annual total return
   number of years                        P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum              Examples at NAV:
  sales charge of 4.75%:

  One Year                                One Year

  {($1,050.09/$1,000)^ 1} - 1  =  5.01%   {($1,102.41/$1,000)^ 1} - 1  = 10.24%

  Five Year                               Five Year

  {($1,349.53/$1,000)^.2} - 1  =  6.18%   {($1,416.80/$1,000)^.2} - 1  =  7.22%

  Inception                               Inception

  {($1,687.12/$1,000)^.1372}-1 =  7.44%   {($1,771.27/$1,000)^.1372}-1 =  8.16%



Class B Shares

Example assuming a maximum                Examples at NAV:
  contingent deferred sales charge
  of 5.00% for the first year and
  3.00% for the inception year:

  One Year                                One Year

  {($1,042.33/$1,000)^ 1} - 1  =  4.23%   {($1,092.33/$1,000)^ 1} - 1  =  9.23%

  Inception                               Inception

  {($1,158.42/$1,000)^.2605}-1 =  3.91%   {($1,187.79/$1,000)^.2605}-1 =  4.58%

Oppenheimer Main Street California Municipal Fund
Page 5


2. CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 08/31/97:

    The formula for calculating cumulative total return is as follows:

             (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maximum              Examples at NAV:
  sales charge of 4.75%:

  One Year                                One Year

  $1,050.09 - $1,000/$1,000 =  5.01%      $1,102.41 - $1,000/$1,000 = 10.24%

  Five Year                               Five Year

  $1,349.53 - $1,000/$1,000 = 34.95%      $1,416.80 - $1,000/$1,000 = 41.68%

  Inception                               Inception

  $1,687.12 - $1,000/$1,000 = 68.71%      $1,771.27 - $1,000/$1,000 = 77.13%



Class B Shares

Example assuming a maximum                Examples at NAV:
  contingent deferred sales charge
  of 5.00% for the first year, and
  3.00% for the inception year:

  One Year                                One Year

  $1,042.33 - $1,000/$1,000 =  4.23%      $1,092.33 - $1,000/$1,000 =  9.23%

  Inception                               Inception

  $1,158.42 - $1,000/$1,000 = 15.84%      $1,187.79 - $1,000/$1,000 = 18.78%

Oppenheimer Main Street California Tax-Exempt Fund
Page 6


3. STANDARDIZED YIELD FOR THE 30-DAY PERIOD ENDED 08/31/97:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                                        a - b          6
                         Yield =  2 { (--------  +  1 )  -  1 }
                                       cd or ce

   The symbols above represent the following factors:

     a = Dividends and interest earned during the 30-day period.
     b = Expenses accrued for the period (net of any expense
         reimbursements).
     c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
     d = The Fund's maximum offering price (including sales charge) per share on the last day of the period.
     e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.

Class A Shares

Example, assuming a maximum sales charge of 4.75%:


           $386,450.85 - $ 43,215.65       6
        2{(-------------------------  +  1)  - 1}  = 4.53%
             6,922,027  x  $13.27


Class B Shares

Example at NAV:


           $ 50,122.89 - $ 15,035.24       6
        2{(-------------------------  +  1)  - 1}  = 3.74%
               898,902  x  $12.63

Oppenheimer Main Street California Municipal Fund
Page 7


4. DIVIDEND YIELDS FOR THE PERIOD ENDED 08/31/97:

    The Fund's dividend yields are calculated using the following formula:

              Dividend Yield   =  { (a X 12} / b or c

    The symbols above represent the following factors:

   a = The last dividend earned during the period. b = The Fund's maximum offering price (including sales charge)
       per share on dividend payble date.
   c = The Fund's net asset value (excluding sales charge) per share on dividend payable date.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering     $.0611000 * 12 / $13.29 =  5.52%


  Dividend Yield
  at Net Asset Value      $.0611000 * 12 / $12.66 = 5.79%



Class B Shares

  Dividend Yield
  at Net Asset Value      $.0500580 * 12 / $12.65 = 4.75%

Oppenheimer Main Street California Municipal Fund
Page 8


5. TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 08/31/97:

   The Fund's tax-equivalent yields are calculated using the following formula:

              a / (1 - c) + b =  Tax-Equivalent Yield

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio. c = Combined stated tax rate (e.g., federal and state income tax rates for an individual in the 39.6% federal tax bracket filing singly).


Examples:


  Class A Shares         .0453 / (1 - .4522) +  0  = 8.27%


  Class B Shares         .0374 / (1 - .4522) +  0  = 6.83%



Combined Stated Tax Rate Formula:

              1 - {(1-d)(1-e)} = Combined Stated Tax Rate

  The symbols above represent the following factors:

  d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
  e = Stated California State tax rate (e.g., for an individual in the 39.6% federal and 9.30% state tax bracket filing singly).



   Example:   1 - {(1 - .3960)(1 - 0.0930)} = 45.22%